                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                     AMERICAN COMMUNICATIONS SERVICES, INC.

                        OFFER TO EXCHANGE ITS REGISTERED

               12 3/4% JUNIOR REDEEMABLE PREFERRED STOCK DUE 2009


                       FOR ANY AND ALL OUTSTANDING SHARES


                                     OF ITS


               12 3/4% JUNIOR REDEEMABLE PREFERRED STOCK DUE 2009



              PURSUANT TO THE PROSPECTUS, DATED DECEMBER --, 1997



 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON -- , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.



           By Mail:               Facsimile Transmission Number:      By Hand/Overnight Delivery:
Tender and Exchange Department            (212) 815-6213            Tender and Exchange Department
        P.O. Box 11248              (For Eligible Institutions            101 Barclay Street
     Church Street Station                     Only)                  Receive and Deliver Window
 New York, New York 10286-1248         Confirm by Telephone:           New York, New York 10286
                                          (800) 507-9357
                                       For Information Call:
                                          (800) 507-9357


     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.


     The undersigned acknowledges that he or she has received the Prospectus, dated December --, 1997 (the "Prospectus"), of American Communications Services, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to 150,000 shares of 12 3/4% Junior Redeemable Preferred Stock due 2009 (the "New Preferred Stock") of the Company for an equal number of shares of the Company's outstanding 12 3/4% Junior Redeemable Preferred Stock due 2009 (the "Old Preferred Stock").



     For each share of Old Preferred Stock accepted for exchange, the holder of such Old Preferred Stock will receive a share of New Preferred Stock having a Liquidation Preference equal to that of the surrendered share of Old Preferred Stock. If (i) neither a Registration Statement relating to the Exchange Offer (the "Exchange Offer Registration Statement") has been declared effective by February 13, 1998, or (ii) notwithstanding that the Company has consummated or will consummate the Exchange Offer, the Company is required to file a shelf registration statement (the "Shelf Registration Statement") with respect to the Old Preferred Stock and such Shelf Registration Statement is not declared effective by the applicable date specified in the Prospectus under "Description of the Preferred Stock -- Exchange Offer; Registration Rights", then commencing on the date of such Registration Default (as defined), Additional Dividends (as defined) will accrue on the Old Preferred Stock owned by each holder affected by such Registration Default from and including the date on which any Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured at a rate per annum of 0.25% for each 90-day period that such Registration Default continues; provided, that such rate shall in no event exceed 1.0% per annum. Additional Dividends shall be paid, either in cash or, at the Company's option, in additional shares of Old Preferred Stock, on each regular quarterly Dividend Payment Date following the occurrence of such Registration Default through the Dividend Payment Date next following the date when such Registration Default shall have been cured. Following the cure of all Registration Defaults, the accrual of Additional Dividends will cease. Upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration

Statement, Additional Dividends payable on the shares of Old Preferred Stock from the date of such effectiveness will cease to accrue and all accrued and unpaid dividends as of the occurrence of such effectiveness shall be paid on the next Dividend Payment Date to the holders of the Old Preferred Stock exchanged for New Preferred Stock. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.



     This Letter is to be completed by a holder of shares of Old Preferred Stock either if certificates are to be forwarded herewith or if a tender of shares of Old Preferred Stock, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of shares of Old Preferred Stock whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their shares of Old Preferred Stock into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their shares of Old Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.


     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the shares of Old Preferred Stock to which this Letter relates. If the space provided below is inadequate, the certificate numbers and number of shares of Old Preferred Stock should be listed on a separate signed schedule affixed hereto.


[CAPTION]

                                                DESCRIPTION OF OLD NOTES
                                                                  1                    2                    3
                                                                                   AGGREGATE
                                                                               NUMBER OF SHARES     NUMBER OF SHARES
    NAMES(S) AND ADDRESS(ES) OF REGISTERED HOLDERS(S)        CERTIFICATE       OF OLD PREFERRED     OF OLD PREFERRED
                (PLEASE FILL IN, IF BLANK)                   NUMBER(S)*              STOCK               STOCK**
                                                                TOTAL
   * Need not be completed if shares of Old Preferred Stock are being tendered by book-entry transfer.
  ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL shares of the Old
     Preferred Stock represented by the shares of Old Preferred Stock indicated in column 2. See Instruction 2. No fractional Shares of Old Preferred Stock may be tendered. See Instruction 1.



[ ] CHECK HERE IF TENDERED SHARES OF OLD PREFERRED STOCK ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


    Name of Tendering Institution

    Account Number
   ------------------------------                        Transaction Code Number
   ------------------------------


[ ] CHECK HERE IF TENDERED SHARES OF OLD PREFERRED STOCK ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:


    Name(s) of Registered Holder(s)

    Window Ticket Number (if any)

    Date of Execution of Notice of Guaranteed Delivery

    Name of Institution which guaranteed delivery

    IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

    Account Number
   ------------------------------                        Transaction Code Number
   ------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:

    Address:

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the total shares of Old Preferred Stock indicated above. Subject to, and effective upon, the acceptance for exchange of the shares of Old Preferred Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such shares of Old Preferred Stock as are being tendered hereby.



     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Old Preferred Stock tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any shares of New Preferred Stock acquired in exchange for shares of Old Preferred Stock tendered hereby will have been acquired in the ordinary course of business of the person receiving such shares of New Preferred Stock, whether or not such person is the undersigned, that neither the holder of such shares of Old Preferred Stock nor any such other person is engaged in, or intends to engage in a distribution of such shares of New Preferred Stock, or has an arrangement or understanding with any person to participate in the distribution of such shares of New Preferred Stock, and that neither the holder of such shares of Old Preferred Stock nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.



     The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, that the shares of New Preferred Stock issued in exchange for the shares of Old Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (2) such shares of New Preferred Stock are acquired in the ordinary course of such holders' business; and (3) such holders are not engaged in, and do not intend to engage in, a distribution of such shares of New Preferred Stock and have no arrangement or understanding with any person to participate in the distribution of such shares of New Preferred Stock. However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of shares of Old Preferred Stock is an affiliate of the Company, and is engaged in or intends to engage in a distribution of the shares of New Preferred Stock or has any arrangement or understanding with respect to the distribution of the shares of New Preferred Stock to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive shares of New Preferred Stock for its own account in exchange for shares of Old Preferred Stock, it represents that the shares of Old Preferred Stock to be exchanged for the shares of New Preferred Stock were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such shares of New Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.



     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of Old Preferred Stock tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.


     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the shares of New Preferred Stock (and, if applicable, substitute certificates representing shares of Old Preferred Stock for any shares of Old Preferred Stock not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of shares of Old Preferred Stock, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the shares of New Preferred Stock (and, if applicable, substitute certificates representing shares of Old Preferred Stock for any shares of Old Preferred Stock not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Preferred Stock."



     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD PREFERRED STOCK" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE SHARES OF OLD PREFERRED STOCK AS SET FORTH IN SUCH BOX ABOVE.

             ------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)


        To be completed ONLY if certificates for shares of Old Preferred Stock not exchanged and/or shares of New Preferred Stock are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if shares of Old Preferred Stock delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.



   Issue shares of New Preferred Stock and/or shares of Old Preferred Stock to:


   Name(s):
   ------------------------------------------
                                  (PLEASE TYPE OR PRINT)

   ------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   Address:
   -------------------------------------------

             ------------------------------------------------------
                              (INCLUDING ZIP CODE)

                 (COMPLETE ACCOMPANYING SUBSTITUTION FORM W-9)


   [ ] Credit unexchanged shares of Old Preferred Stock delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.


             ------------------------------------------------------
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)
             ======================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)


        To be completed ONLY if certificates for shares of Old Preferred Stock not exchanged and/or shares of New Preferred Stock are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled "Description of Old Preferred Stock" on this Letter above.



   Mail shares of New Preferred Stock and/or shares of Old Preferred Stock to:


   Name(s):
   ------------------------------------------
                                  (PLEASE TYPE OR PRINT)

   ------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   Address:
   -------------------------------------------

             ------------------------------------------------------
                              (INCLUDING ZIP CODE)

------------------------------------------------------


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR
           SHARES OF OLD PREFERRED STOCK OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

Dated: , 1997

x:
----------------------------------------------------------------
------------------------------, 1997

x:
----------------------------------------------------------------
------------------------------, 1997
   (SIGNATURE(S) OF OWNER)                                             (DATE)

     Area Code and Telephone Number:


     If a holder is tendering any shares of Old Preferred Stock, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the shares of Old Preferred Stock or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.


Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature Guaranteed by
an Eligible Institution:
--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                (NAME AND FIRM)

Dated: , 1997

                                  INSTRUCTIONS

  FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE REGISTERED

               12 3/4% JUNIOR REDEEMABLE PREFERRED STOCK DUE 2009


                       FOR ANY AND ALL OUTSTANDING SHARES


                                     OF ITS


               12 3/4% JUNIOR REDEEMABLE PREFERRED STOCK DUE 2009


                     AMERICAN COMMUNICATIONS SERVICES, INC.


1. DELIVERY OF THIS LETTER AND SHARES OF OLD PREFERRED STOCK; GUARANTEED DELIVERY PROCEDURES.



     This Letter is to be completed by holders of shares of Old Preferred Stock either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered shares of Old Preferred Stock, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. No fractional shares of Old Preferred Stock may be tendered.



     Holders of shares of Old Preferred Stock whose certificates for shares of Old Preferred Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their shares of Old Preferred Stock pursuant to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of shares of Old Preferred Stock and the amount of shares of Old Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered shares of Old Preferred Stock, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered shares of Old Preferred Stock, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.



     The method of delivery of this Letter, the shares of Old Preferred Stock and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If shares of Old Preferred Stock are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.


     See "The Exchange Offer" section of the Prospectus.


2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF SHARES OF OLD PREFERRED STOCK WHO TENDER BY BOOK-ENTRY TRANSFER).



     If less than all of the shares of Old Preferred Stock evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of shares of Old Preferred Stock to be tendered in the box above entitled "Description of Shares of Old Preferred
Stock -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered shares of Old Preferred

Stock will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE SHARES OF OLD PREFERRED STOCK DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.


3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.


     If this Letter is signed by the registered holder of the shares of Old Preferred Stock tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.



     If any tendered shares of Old Preferred Stock are owned of record by two or more joint owners, all such owners must sign this Letter.



     If any tendered shares of Old Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.



     When this Letter is signed by the registered holder of the shares of Old Preferred Stock specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the shares of New Preferred Stock are to be issued, or any untendered shares of Old Preferred Stock are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.


     If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.


     Endorsements on certificates for shares of Old Preferred Stock or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution").



     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE SHARES OF OLD PREFERRED STOCK ARE TENDERED: (I) BY A REGISTERED HOLDER OF SHARES OF OLD PREFERRED STOCK (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH SHARES OF OLD PREFERRED STOCK) TENDERED WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.


4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.


     Tendering holders of shares of Old Preferred Stock should indicate in the applicable box the name and address to which shares of New Preferred Stock issued pursuant to the Exchange Offer and/or substitute certificates evidencing shares of Old Preferred Stock not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of shares of Old Preferred Stock tendering shares of Old Preferred Stock by book-entry transfer may request that shares of Old Preferred Stock not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of shares of Old Preferred Stock may designate hereon. If no such instructions are given, such shares of Old Preferred Stock not exchanged will be returned to the name or address of the person signing this Letter.


5.  TAX IDENTIFICATION NUMBER.


     Federal income tax law generally requires that a tendering holder whose shares of Old Preferred Stock are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of shares of New Preferred Stock to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange.


     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.


     To prevent backup withholding, each tendering holder of shares of Old Preferred Stock must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of shares of Old Preferred Stock is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the shares of Old Preferred Stock are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.
Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 2 of the Substitute Form W-9 and writes "applied for" on that form, backup withholding at a 31% rate will nevertheless apply to all reportable payments made to such holder. If such a holder furnishes its TIN to the Company within 60 days, however, any amounts so withheld shall be refunded to such holder.


     Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

6.  TRANSFER TAXES.


     The Company will pay all transfer taxes, if any, applicable to the transfer of shares of Old Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, shares of New Preferred Stock and/or substitute shares of Old Preferred Stock not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the shares of Old Preferred Stock tendered hereby, or if tendered shares of Old Preferred Stock are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of shares of Old Preferred Stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.



     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARES OF OLD PREFERRED STOCK SPECIFIED IN THIS LETTER.

7.  WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.


     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of shares of Old Preferred Stock, by execution of this Letter, shall waive any right to receive notice of the acceptance of their shares of Old Preferred Stock for exchange.



     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of shares of Old Preferred Stock nor shall any of them incur any liability for failure to give any such notice.



9.  MUTILATED, LOST, STOLEN OR DESTROYED SHARES OF OLD PREFERRED STOCK.



     Any holder whose shares of Old Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

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

             PAYOR'S NAME:  AMERICAN COMMUNICATIONS SERVICES, INC.
SUBSTITUTE                       PART 1 -- PLEASE PROVIDE YOUR TIN                  TIN:
FORM W-9                         IN THE BOX AT RIGHT AND CERTIFY BY    -------------------------------
                                 SIGNING AND DATING BELOW               SOCIAL SECURITY NUMBER(S) OR
                                                                      EMPLOYER IDENTIFICATION NUMBER(S)
DEPARTMENT OF THE TREASURY       PART 2 -- TIN APPLIED FOR [ ]
INTERNAL REVENUE SERVICE

                                 CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                                 (1) the number shown on this form is my correct Taxpayer
                                 Identification Number (or I am waiting for a number to be issued to
PAYER'S REQUEST FOR TAXPAYER         me),
IDENTIFICATION NUMBER ("TIN")    (2) I am not subject to backup withholding because: (a) I am exempt
AND CERTIFICATION                from backup withholding, or (b) I have not been notified by the
                                     Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                 (3) any other information provided on this form is true and correct.
                                 SIGNATURE  DATE _______________
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

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
------------------------------------------------------------------       ------------------------------------------------
                             Signature                                                         Date
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